Exhibit 99.1

MOVING FORWARD.

Supplemental Financial Information

WEINGARTEN REALTY

Quarter Ended
March 31, 2013

Table of Contents	Page
Quarterly Earnings Press Release	i - iv
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
New Development Properties	11
Land Held for Development	12
Disposition and Acquisition Summary	13
Capital Expenditures	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 41

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of March 31, 2013, we owned or operated under long-term leases, interests in 288 developed properties and 2 new development properties which are located in 21 states that span the United States from coast to coast. The total number of properties includes 286 neighborhood and community shopping centers and 4 other operating properties. These properties represent approximately 53.0 million square feet of which our interests in these properties aggregated approximately 31.3 million square feet of leasable area. Our properties were 93.7% leased as of March 31, 2013, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY INCREASES SAME PROPERTY NET OPERATING INCOME BY 3.9%

Houston, April 30, 2013 --- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the first quarter ended March 31, 2013. The supplemental financial package can be found on the Company's website under the Investor Relations tab.
First Quarter Operating and Financial Highlights

•	Net income attributable to common shareholders increased to $0.28 per diluted share compared to $0.10 per diluted share in the same quarter last year;

•	Recurring Funds from Operations (“FFO”) increased to $0.48 per diluted share compared to $0.46 per diluted share in the same quarter of last year;

•	Same Property Net Operating Income (“Same Property NOI”) for our portfolio increased by 3.9% over the prior year; and,

•	Occupancy improved to 93.7% during the quarter, up from 93.6% for the prior quarter.
Financial Results
The Company reported net income attributable to common shareholders of $33.7 million or $0.28 per diluted share (hereinafter “per share”) for the first quarter of 2013, as compared to $12.3 million or $0.10 per share for the same period in 2012. Included in net income for 2013 was a write-off of an above-market mortgage intangible from the early pay off of debt of $0.08 per share, offset by non-cash redemption costs of preferred shares of $0.02 per share.  Included in 2012 were non-cash impairments of $0.08 per share.
For the current quarter, Reported FFO was $66.0 million or $0.53 per share compared to $56.2 million or $0.46 per share for 2012. Reported FFO for 2012 excludes non-cash impairments of operating properties of $0.08 per share. Recurring FFO for the first quarter of 2013 was $0.48 per share or $58.9 million. For the same quarter last year, Recurring FFO was $0.46 per share or $56.8 million. This increase in Recurring FFO was due to improved operations of the Company's existing portfolio, reduced interest expense due to favorable refinancing transactions and the impact of our 2012 and 2013

i

acquisitions offset by the significant decrease resulting from the $700 million of dispositions completed in 2012.
A reconciliation of net income to both Reported and Recurring FFO is shown on the attached financial statement and is also shown on page 5 of the supplemental package.
Operating Results
Same Property NOI for the quarter increased 3.9% versus a year ago. Bad debt recoveries, higher than expected percentage rent revenue and a delay in the timing of tenant fallouts all contributed to this solid performance. Increases in occupancy and rental rates resulting from continued strength in leasing operations also contributed to the increase.
The Company produced strong leasing results again during the first quarter with 381 new leases and renewals totaling 1.4 million square feet and representing $22.0 million of annual revenue. The 381 transactions were comprised of 142 new leases and 239 renewals, representing annual revenues of $6.8 million and $15.2 million, respectively.  On a cash basis, rental rates for new leases and renewals both increased by 3.9%.
Occupancy increased to 93.7% in the first quarter from 91.7% in the first quarter of 2012 due primarily to the disposition of the industrial portfolio. Occupancy of spaces less than 10,000 square feet increased to 88.2% from 86.8% in the first quarter of 2012.
“This was an outstanding quarter by almost every operational measure. Occupancy and rental rate increases continue to drive Same Property NOI, with a strong increase of 3.9% for the quarter. This performance is a testament to the strength of our operating platform as well as the continued transformation of our outstanding portfolio of properties,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.
Capital Recycling
The Company purchased Sea Ranch Centre, a 99,000 square foot shopping center located near Ft. Lauderdale, Florida, during the quarter. This center is anchored by a high-volume Publix supermarket and CVS. Located on a barrier island, the center has very strong density and limited competition. Combined with the dominant grocer, the Company expects to see significant rent growth as new leases are signed.
Disposition activity continued during the quarter with the sale of one center and four real estate assets owned in unconsolidated joint ventures comprising approximately 860,000 square feet of building area. Our share of gross proceeds totaled $15.7 million.
“We continue to remain focused on our capital recycling program. Our acquisition and disposition pipelines remain active and we believe we will achieve our capital recycling targets as we continue to further improve our already strong portfolio,” said Drew Alexander, President and Chief Executive Officer.
Financing Transactions
The Company continues to improve its balance sheet and liquidity. In March, the Company completed the issuance of $300 million of 3.5% ten year notes. With these proceeds, the Company's $500 million revolving credit facility was completely paid down and the entire $75 million of its 6.75% Series D preferred shares were redeemed.
Subsequent to quarter end, the Company finalized an amendment to its revolving credit facility that allowed it to reduce its credit spread and facility fees by 10 basis points and 5 basis points, respectively. More importantly, the maturity was extended to 2017 with two six month extensions at the Company's option.
The Company's credit metrics remain very strong with Net Debt to Recurring EBITDA at 6.18 times and debt to total market capitalization of 35.4% compared to 6.62 times and 40.0% at March 31, 2012.
“These events provide additional liquidity that will allow us to take advantage of growth opportunities as they arise, maintain our strong overall credit metrics and better position us for future debt maturities,” said Steve Richter, Executive Vice President and Chief Financial Officer.
Dividend
The Board of Trust Managers declared a quarterly cash dividend of $0.305 per common share payable on June 14, 2013 to shareholders of record on June 6, 2013.
The Board of Trust Managers also declared dividends on the Company's 6.50% Series F Cumulative Redeemable Preferred Shares (NYSE:WRIPrF) of $0.40625 per share for the quarter payable on June 14, 2013 to shareholders of record on June 6, 2013.
FFO Guidance
The Company affirms its previous guidance for Recurring FFO of $1.84 to $1.90 per share. It also remains comfortable with its Same Property NOI range of 2-3%, however it is likely the full year results will be towards the top end of that range.
This guidance and the related assumptions are included on page 9 of the supplemental package.

Conference Call Information
The Company also announced that it will host a live webcast of its quarterly conference call on May 1, 2013 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company's website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 32913545). A replay and Podcast will be available through the Company's website starting approximately two hours following the live call.
About Weingarten Realty Investors
Weingarten Realty Investors (NYSE: WRI) is a commercial real estate owner, manager and developer.  At March 31, 2013, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 288 developed income-producing properties and two properties under various stages of construction and development. The total number of properties includes 286 neighborhood and community shopping centers and four other operating properties located in 21 states spanning the country from coast to coast. At March 31, 2013, the Company's portfolio of properties was approximately 53.0 million square feet.  To learn more about the Company's operations and growth strategies, please visit www.weingarten.com.
Forward-Looking Statements
Statements included herein that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company's regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company's performance.

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended March 31,		Twelve Months Ended December 31,
	2013	2012	2012	2011	2010	2009
Revenues:
Rentals, net	$129,023	$116,103	$490,663	$463,235	$457,769	$469,215
Other	2,658	2,699	12,162	14,101	12,528	16,330
Total	131,681	118,802	502,825	477,336	470,297	485,545
Expenses:
Depreciation and amortization	39,719	33,231	140,822	131,141	125,033	122,603
Operating	25,356	22,419	98,247	89,802	90,692	88,014
Real estate taxes, net	15,202	13,810	57,982	55,427	53,058	58,157
Impairment loss	56	6,852	9,585	50,317	33,317	34,983
General and administrative	6,667	8,307	28,554	25,477	24,944	25,862
Total	87,000	84,619	335,190	352,164	327,044	329,619
Operating Income	44,681	34,183	167,635	125,172	143,253	155,926
Interest Expense, net	(17,952)	(31,297)	(115,812)	(139,717)	(145,391)	(149,265)
Interest and Other Income, net	1,826	2,386	6,048	5,062	9,823	11,422
Gain on Sale of Real Estate Joint Venture and Partnership Interests	11,509	5,562	14,203	—	—	—
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	4,613	4,075	(1,558)	7,834	12,889	5,548
Gain on Acquisition	—	—	1,869	—	—	—
(Loss) Gain on Redemption of Convertible Senior Unsecured Notes	—	—	—	—	(135)	25,311
Gain on Land and Merchant Development Sales	—	—	—	—	—	17,956
Benefit (Provision) for Income Taxes	153	22	(79)	(146)	82	(5,980)
Income (Loss) from Continuing Operations	44,830	14,931	72,306	(1,795)	20,521	60,918
Operating (Loss) Income from Discontinued Operations	(155)	3,633	10,492	6,582	27,619	33,327
Gain on Sale of Property from Discontinued Operations	—	3,634	68,589	10,273	1,093	55,956
(Loss) Income from Discontinued Operations	(155)	7,267	79,081	16,855	28,712	89,283
Gain on Sale of Property	142	440	1,034	1,679	2,005	25,075
Net Income	44,817	22,638	152,421	16,739	51,238	175,276
Less: Net Income Attributable to Noncontrolling Interests	(1,467)	(1,441)	(5,781)	(1,118)	(5,032)	(4,174)
Net Income Adjusted for Noncontrolling Interests	43,350	21,197	146,640	15,621	46,206	171,102
Dividends on Preferred Shares	(7,440)	(8,869)	(34,930)	(35,476)	(35,476)	(35,476)
Redemption Costs of Preferred Shares	(2,242)	—	(2,500)	—	—	—
Net Income (Loss) Attributable to Common Shareholders	$33,668	$12,328	$109,210	$(19,855)	$10,730	$135,626
Earnings Per Common Share - Basic	$0.28	$0.10	$0.90	$(0.17)	$0.09	$1.24
Earnings Per Common Share - Diluted	$0.28	$0.10	$0.90	$(0.17)	$0.09	$1.23

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	March 31,	December 31, 2012
ASSETS
Property	$4,425,127	$4,399,850
Accumulated Depreciation	(1,073,361)	(1,040,839)
Property, net	3,351,766	3,359,011

Investment in Real Estate Joint Ventures and Partnerships, net (a)	279,384	289,049
Total	3,631,150	3,648,060

Notes Receivable from Real Estate Joint Ventures and Partnerships	89,013	89,776
Unamortized Debt and Lease Costs, net	137,646	135,783
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $11,904 in 2013 and $12,127 in 2012)	70,428	79,540
Cash and Cash Equivalents	54,800	19,604
Restricted Deposits and Mortgage Escrows	43,535	44,096
Other, net	164,396	167,925
Total Assets	$4,190,968	$4,184,784

LIABILITIES AND EQUITY
Debt, net	$2,323,620	$2,204,030
Accounts Payable and Accrued Expenses	87,947	119,699
Other, net	111,661	120,900
Total Liabilities	2,523,228	2,444,629

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued; no shares outstanding in 2013 and 100 shares outstanding in 2012; liquidation preference $75,000 in 2012	—	3
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued and outstanding in 2013 and 2012; liquidation preference $350,000	4	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 121,758 in 2013 and 121,505 in 2012	3,671	3,663
Additional Paid-In Capital	1,868,215	1,934,183
Net Income Less Than Accumulated Dividends	(339,439)	(335,980)
Accumulated Other Comprehensive Loss	(25,829)	(24,743)
Total Shareholders' Equity	1,506,622	1,577,130
Noncontrolling Interests	161,118	163,025
Total Equity	1,667,740	1,740,155
Total Liabilities and Equity	$4,190,968	$4,184,784

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2013	2012
Funds from Operations
Numerator:
Net income attributable to common shareholders	$33,668	$12,328
Depreciation and amortization	38,671	37,619
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	4,493	5,644
Impairment of operating properties and real estate equity investments	292	9,779
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	363	—
(Gain) on sale of property and interests in real estate equity investments	(11,647)	(9,573)
(Gain) on sale of property of unconsolidated real estate joint ventures and partnerships	(243)	—
Funds from Operations - Basic	65,597	55,797
Income attributable to operating partnership units	445	431
Funds from Operations - Diluted	66,042	56,228
Adjustments for Recurring FFO:
Other impairment loss, net of tax	—	244
Write-off of debt costs, net	(9,667)	—
Acquisition costs	285	336
Redemption costs of preferred shares	2,242	—
Recurring Funds from Operations - Diluted	$58,902	$56,808

Denominator:
Weighted average shares outstanding - Basic	121,058	120,481
Effect of dilutive securities:
Share options and awards	1,165	960
Operating partnership units	1,556	1,584
Weighted average shares outstanding - Diluted (1)	123,779	123,025

Funds from Operations per Share - Basic	$0.54	$0.46

Funds from Operations Per Share - Diluted	$0.53	$0.46
Adjustments for Recurring FFO per share:
Other impairment loss, net of tax	—	—
Write-off of debt costs, net	(0.07)	—
Acquisition costs	—	—
Redemption costs of preferred shares	0.02	—
Recurring Funds from Operations Per Share - Diluted	$0.48	$0.46

(1) The weighted average common shares used to compute FFO per diluted common share includes operating partnership units that were excluded from the computation of diluted EPS. Conversion of these operating partnership units is dilutive in the computation of FFO per diluted common share but is anti-dilutive for the computation of diluted EPS for the periods presented.

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended March 31,
	2013	2012
Rentals, net
Base minimum rent, net	$100,855	$92,034
Straight line rent	639	574
Over/Under-market rentals, net	120	242
Percentage rent	1,241	1,113
Tenant reimbursements	26,168	22,140
Total	$129,023	$116,103

Fee Income Primarily from Real Estate Joint Ventures and Partnerships

Total	$1,539	$1,778

Interest Expense, net
Interest paid or accrued	$28,384	$32,183
Over-market mortgage adjustment of acquired properties, net	(9,863)	(103)
Gross interest expense	18,521	32,080
Capitalized interest	(569)	(783)
Total	$17,952	$31,297

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$627	$719
Deferred compensation interest income	963	1,362
Other	236	305
Total	$1,826	$2,386

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$131,681	$118,802
Operating expense	(25,356)	(22,419)
Real estate taxes	(15,202)	(13,810)
Total	91,123	82,573

Net Operating Income from Discontinued Operations	93	12,717

Minority Interests Share of Net Operating Income and Other Adjustments	(5,287)	(5,243)
Pro rata Income From Consolidated Ventures	85,929	90,047

Pro rata share of Unconsolidated Joint Ventures
Revenues	15,345	16,979
Operating expense	(2,403)	(2,821)
Real estate taxes	(1,604)	(2,152)
Total	11,338	12,006
Net Operating Income including Joint Ventures	$97,267	$102,053

Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$3,698	$2,907
Intercompany fee income reclass	829	1,309
Other adjustments	86	(141)
Equity in earnings of real estate joint ventures and partnerships, net	$4,613	$4,075

Dividends
Common Dividends per Share	$0.305	$0.290

Common Dividends Paid as a % of Reported Funds from Operations	56.6%	62.9%

Common Dividends Paid as a % of Recurring Funds from Operations	63.5%	62.3%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.1%	7.0%

General and Administrative Expenses/Total Assets before Depreciation	0.13%	0.15%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	March 31,	December 31, 2012

Property
Land	$891,897	$881,156
Land held for development	121,504	121,294
Land under development	5,527	6,155
Buildings and improvements	3,348,093	3,325,793
Construction in-progress	58,106	65,452
Total	$4,425,127	$4,399,850

Straight Line Rent Receivable
	$59,074	$58,497

Other Assets, net
Notes receivable and mortgage bonds, net	$32,913	$36,122
Debt service guaranty asset	74,075	74,075
Non-qualified benefit plan assets	16,270	16,027
Out-of-market rentals, net	8,854	7,729
Deferred income tax asset	11,585	11,548
Interest rate derivative	8,938	9,926
Other	11,761	12,498
Total	$164,396	$167,925

Other Liabilities, net
Deferred revenue	$10,567	$14,127
Non-qualified benefit plan liabilities	44,576	44,348
Deferred income tax payable	2,982	3,497
Out-of-market rentals, net	21,048	18,984
Interest rate derivative	2,874	768
Other	29,614	39,176
Total	$111,661	$120,900

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$17,499	$16,142
Above-market leases - Accumulated Amortization	(8,645)	(8,413)
Below-market assumed mortgages (included in Debt, net)	5,722	5,722
Below-market assumed mortgages - Accumulated Amortization	(2,519)	(2,367)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	106,688	104,353
Valuation of in place leases - Accumulated Amortization	(42,121)	(39,665)
Total	$76,624	$75,772

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$39,058	$36,517
Below-market leases - Accumulated Amortization	(18,010)	(17,533)
Above-market assumed mortgages (included in Debt, net)	42,708	42,708
Above-market assumed mortgages - Accumulated Amortization	(39,191)	(29,176)
Total	$24,565	$32,516

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	2013	2012

Common Share Data
Closing Market Price	$31.55	$26.77

90-Day, Average Daily Trading Volume	732,777	836,362

Capitalization
Debt	$2,323,620	$2,204,030
Preferred Shares	350,000	425,000
Sub-total Debt & Preferred Shares	2,673,620	2,629,030
Common Shares at Market	3,841,465	3,252,689
Operating Partnership Units at Market	49,060	41,708
Total Market Capitalization (As reported)	$6,564,145	$5,923,427
Debt to Total Market Capitalization (As reported)	35.4%	37.2%
Debt to Total Market Capitalization (Pro rata)	34.5%	36.3%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	—	30,000
Outstanding Letters of Credit Under Revolving Facility	2,429	2,429
Unused Portion of Credit Facility	$497,571	$467,571

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	45.6%	43.6%
Debt + Preferred to Asset Ratio	None	52.4%	52.0%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	17.3%	18.5%
Unencumbered Asset Test (Public)	Greater than 150%	232.0%	250.6%
Fixed Charge Coverage (Pro rata/Revolver)	Greater than 1.5x	2.2x	2.1x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$102,335	$119,657
(Gain)\Loss on Sale of Real Estate	(11,651)	(27,681)
Ground Rent	489	500
Depreciation Included in Discontinued Operations	12	262
Other Non-Recurring Items	655	26
Recurring EBITDA	$91,839	$92,764

Net Debt (less cash & equivalents)	$2,268,820	$2,184,426
Net Debt to Adjusted EBITDA (annualized)	6.18x	5.89x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa2
Outlook	Stable	Stable

Weingarten Realty Investors
Guidance
(in thousands, except per share amounts)

2013 Guidance

Recurring FFO Per Diluted Share	$1.84 - $1.90

Portfolio Activity ($ in millions)
Acquisitions	$175 - $225
New Development	$25 - $75

Total	$200 - $300

Dispositions	$200 - $300

Operating Information

Same Property Net Operating Income	+2% to +3%

Signed Occupancy	94% to 95%

Retail Rental Growth	+3% to +6%

Investment Activity

Weingarten Realty Investors
New Development Properties
As of March 31, 2013
(in thousands at pro rata share, except percentages)

						Total Square Feet of Building Area (1)		Percent Leased		Pro Rata Spent Year-To-Date	Pro Rata Spent Inception to Date (2)	Total Estimated Investment (3)			Completions ($) Year To Date
Center Name		Location	Anchors	WRI Own %		Gross	Net	Net @ 100%	Gross			WRI Costs	Gross Costs	Est. Final ROI %

UNDER DEVELOPMENT
1	Tomball Marketplace	Tomball, TX	Academy#, Kohl's#	100.0%		147	62	58.3%	82.5%	3	14,316	15,449	15,449
	Tomball Marketplace Phase 2	Tomball, TX	Ross, Marshall's	100.0%		172	104	67.2%	80.2%	166	16,504	18,066	18,066
	Total Wholly Owned					319	165	63.9%	81.3%	$169	$30,821	$33,514	$33,514	7.1%	$—

2	Hilltop Village Center	Alexandria, VA	Wegman's	100.0%	(4)	265	265	67.1%	67.1%	3,285	30,924	63,733	63,733
	Total Joint Venture					265	265	67.1%	67.1%	$3,285	$30,924	$63,733	$63,733	8.3%	$—

	Total 2 Properties Under Development (exclusive of phasing)					584	430	65.9%	74.8%	$3,455	$61,744	$97,248	$97,248	7.9%	$—

						Spent Inception to Date (from above)						$61,744	$61,744
						Additional Capital Needed to Complete						37,545	37,545
						Reimbursement of Future Property Sales						(2,042)	(2,042)
						Total Estimated Investment						$97,248	$97,248

	QTR Completed	YTD Completed	2Q'13E	3Q'13E	4Q'13E	1Q'14E	2Q'14E	Remaining Balance
Completion ($)	$0	$0	$0 - $1,700	$0 - $2,800	$0 - $4,800	$0 - $3,800	$15,200 - $20,200	$43,900 - $48,900
Weighted Return (%)	0.0%	0.0%	6.8% - 7.3%	6.8% - 7.3%	6.8% - 7.3%	6.8% - 7.3%	7.9% - 8.4%	7.9% - 8.4%
Net Operating Income	$0	$0	$0 - $125	$0 - $205	$0 - $350	$0 - $280	$1,200 - $1,700	$3,500 - $4,100

# Denotes anchors that are not owned by Weingarten.

(1)	Total gross building area reflects the entire shopping center under development. Includes square footage for any ownership by our partners and buildings owned by others.

(2)	Net of non-cash impairment charges if applicable.

(3)	Net of anticipated proceeds from land sales.

(4)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

Note: Phased properties presented on this schedule are broken out but are counted as one in the property schedule.

Weingarten Realty Investors
Land Held for Development
As of March 31, 2013
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy 1 and Caveness Farms Road, Wake Forest - Raleigh, NC	100.0%	37.5
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215 - Las Vegas, NV	100.0%	15.4
Hwy 85 & Hwy 285, Sheridan, CO	50.0%	18.2
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy 17 & US Hwy 74/76, Leland, NC	100.0%	12.6
Bear Valley Road at Jess Ranch Parkway (III), Apple Valley, CA	50.0%	10.9
South 300 West & West Paxton Avenue, Salt Lake City, UT	31.8%	4.6
State Hwy 95 & Bullhead Pkwy, Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy & State Rd 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St at Nolana Loop, McAllen, TX	50.0%	3.8
Bear Valley Road at Jess Ranch Parkway (II), Apple Valley, CA	50.0%	3.2
Southern Ave & Signal Butte Rd, Mesa, AZ	100.0%	1.5
SEC Poplar Ave at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		206.1	$51,777	$43,822
Other Raw Land
FM 1957 (Potranco Rd) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy 83, Mission, TX	50.0%	35.8
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh, NC	100.0%	11.7
Lon Adams Rd at Tangerine Farms Rd - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd, San Antonio, TX	66.7%	5.8
Young Pines and Curry Ford Rd, Orlando, FL	100.0%	3.0
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	38.1
Total Raw Land		424.4	$81,558	$60,905

Total Land Held For Development Properties		630.5	$133,336	$104,727

(1)	Net of impairment and valuation adjustments.
Note: Land costs account for $106.1 million of total investment at 100%, $80.8 million at pro rata share.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended March 31, 2013
(in thousands at pro rata share)

Center	City/State	Sq. Ft. of Area at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Dispositions
1st Quarter
Westland Terrace	Orlando, FL	78	01/29/13
Palm Lakes Plaza *	Margate, FL	114	01/30/13
Crowfarn Drive *	Memphis, TN	159	02/21/13
Outland Business Center *	Memphis, TN	410	02/21/13
Kendall Corners *	Miami, FL	97	03/22/13

Total Dispositions				$15,736	7.50%

			Date Acquired	Purchase Price	Yield

Acquisitions
1st Quarter
Sea Ranch Centre	Sea Ranch Lakes, FL	99	03/06/13

Total Acquisitions				$18,000	5.40%
* Unconsolidated real estate joint venture activity

Weingarten Realty Investors
Capital Expenditures
(in thousands at pro rata share)

	Acquisitions	New Development	Major Repairs	Tenant Finish	Remodels/ Existing Development (1)	Outside Broker Fees	All Other	Total
Quarter Ended 3/31/2013 (2)	$18,000	$3,455	$894	$6,862	$1,631	$1,127	$784	$32,753

Year Ended 12/31/2012	$235,267	$30,193	$12,040	$40,689	$12,653	$4,228	$1,683	$336,753
Year Ended 12/31/2011	$68,900	$35,225	$11,646	$44,351	$15,578	$6,637	$606	$182,943
Year Ended 12/31/2010	$193,131	$16,710	$13,786	$29,556	$14,608	$5,343	$1,337	$274,471

(1)	Primarily incremental investment on properties formerly classified as new development.

(2)	Internal Leasing Fees are approximately $3.5 million for the three months ended March 31, 2013.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	March 31, 2013	1st Quarter Weighted Average Rate (1)	December 31, 2012	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$871,565	6.01%	$920,963	6.15%
3.5% Notes due 2023	298,587	3.50%	—
3.375% Notes due 2022	298,895	3.38%	298,870	3.38%
8.1% Notes due 2019	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable (MTN)	658,348	5.38%	721,876	5.45%
Revolving Credit Agreements (2)	—	1.11%	66,000	1.32%
Industrial Revenue Bonds	1,150	2.37%	1,246	2.51%
Obligations under Capital Leases	21,000	7.75%	21,000	7.74%
Subtotal Consolidated Debt	2,249,545	5.05%	2,129,955	5.34%
Debt Service Guarantee Liability (3)	74,075		74,075
Total Consolidated Debt - As Reported	2,323,620	5.05%	2,204,030	5.34%
Less: Noncontrolling Interests and Other Adjustments	(262,701)		(261,950)
Plus: WRI Share of Unconsolidated Joint Ventures	176,724		177,703
Total Debt - Pro rata Share	$2,237,643	5.01%	$2,119,783	5.31%

	Debt Balance	1st Quarter Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of March 31, 2013
Fixed-rate debt	$2,097,586	5.40%	93.7%	5.33
Variable-rate debt	140,057	2.07%	6.3%	2.72
Total	$2,237,643	5.01%	100.0%	5.17

As of December 31, 2012
Fixed-rate debt	$1,912,230	5.83%	90.2%
Variable-rate debt	207,553	1.95%	9.8%
Total	$2,119,783	5.31%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of March 31, 2013
Secured Debt	$835,842	5.99%	37.4%	3.71
Unsecured Debt	1,401,801	4.33%	62.6%	6.04
Total	$2,237,643	5.01%	100.0%	5.17

As of December 31, 2012
Secured Debt	$886,078	6.23%	41.8%
Unsecured Debt	1,233,705	4.42%	58.2%
Total	$2,119,783	5.31%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 03/31/13	5.05%	5.01%
Three months ended 12/31/12	5.34%	5.31%
Twelve months ended 12/31/12	5.21%	5.18%

(1)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee, and other loan costs related to financing.

(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 25 basis points on the total commitment paid in arrears.
The weighted average revolving interest rate with the facility fee is 2.19% and 3.93% for the first quarter 2013 and the fourth quarter 2012, respectively.

(3)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of March 31, 2013
(in thousands, except percentages)

	As Reported		Pro rata Share
	Maturities	Weighted Average Rate (4)	Maturities	Weighted Average Rate (4)	Floating Rate	Fixed Rate	Secured	Unsecured
2013 (1)	$247,465	5.76%	$208,879	5.63%	$2,935	$205,944	$98,288	$110,591
2014	473,103	5.67%	426,761	5.57%	237	426,524	111,761	315,000
2015	274,707	6.07%	238,697	5.93%	237	238,460	148,697	90,000
2016	223,198	6.31%	240,191	6.13%	7,394	232,797	165,191	75,000
2017	140,830	6.83%	162,806	6.43%		162,806	137,806	25,000
2018	63,057	6.72%	23,833	6.11%		23,833	14,263	9,570
2019 (2)	152,211	7.72%	155,541	7.27%		155,541	55,541	100,000
2020	2,099	6.73%	57,376	5.04%		57,376	57,376
2021	957	6.59%	8,792	5.80%		8,792	8,792
2022	303,410	3.41%	303,992	3.41%		303,992	3,992	300,000
Thereafter	339,312	3.82%	340,193	3.86%		340,193	8,473	331,720
Subtotal	2,220,349		2,167,061		10,803	2,156,258	810,180	1,356,881

Revolving Credit Agreements	—	1.11%	—	1.11%	—			—
Other (3)	103,271		70,582		11,525	59,057	25,662	44,920
Swap Maturities:
2014					50,000	(50,000)
2017					67,729	(67,729)
Total	$2,323,620	5.05%	$2,237,643	5.01%	$140,057	$2,097,586	$835,842	$1,401,801

(1)	Includes $1.2 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.

(2)	Includes $100.0 million of 8.1% bonds maturing in 2019 which may be redeemed at our option on or after September 15, 2014.

(3)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(4)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended March 31,
Condensed Statements of Income	2013	2012

Revenues:
Base minimum rent, net	$32,468	$38,098
Straight line rent	399	703
Over/Under-market rentals, net	317	412
Percentage rent	109	271
Tenant reimbursements	8,334	9,738
Other income	534	625
Total	42,161	49,847

Expenses:
Depreciation and amortization	12,021	16,136
Interest, net	7,545	9,086
Operating	6,154	8,625
Real estate taxes, net	4,583	6,238
General and administrative	286	361
Provision for income taxes	62	73
Impairment loss	1,815	—
Total	32,466	40,519

Gain on sale of property	1,212	—

Net income	$10,907	$9,328

Condensed Balance Sheets
	March 31,	December 31,
	2013	2012
ASSETS

Property	$1,568,267	$1,631,694
Accumulated depreciation	(274,214)	(273,591)
Property, net	1,294,053	1,358,103

Other assets, net	154,599	161,344

Total	$1,448,652	$1,519,447
LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net	$466,149	$468,841
Amounts payable to Weingarten Realty Investors and Affiliates	106,311	109,931
Other liabilities, net	32,762	34,157
Total	605,222	612,929

Accumulated equity	843,430	906,518

Total	$1,448,652	$1,519,447

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended March 31,
Condensed Statements of Income	2013	2012
Revenues:
Base minimum rent, net	$11,851	$13,009
Straight line rent	230	271
Over/Under-market rentals, net	8	1
Percentage rent	53	98
Tenant reimbursements	2,965	3,384
Other income	238	216
Total	15,345	16,979

Expenses:
Depreciation and amortization	4,493	5,644
Interest, net	2,927	3,331
Operating	2,403	2,821
Real estate taxes, net	1,604	2,152
General and administrative	71	92
Provision for income taxes	29	32
Impairment loss	363	—
Total	11,890	14,072

Gain on sale of property	243	—

Net income	$3,698	$2,907

Condensed Balance Sheets
	March 31,	December 31,
	2013	2012
ASSETS

Property	$526,346	$538,629
Accumulated depreciation	(104,598)	(102,704)
Property, net	421,748	435,925
Notes receivable from real estate joint ventures and partnerships	5,181	5,226
Unamortized debt and lease costs, net	21,673	22,206
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $580 in 2013 and $522 in 2012)	16,322	18,335
Cash and cash equivalents	13,348	12,915
Restricted deposits and mortgage escrows	2,552	2,605
Notes receivable and mortgage bonds, net	269	272
Out-of-market rentals, net	2,010	2,212
Other assets, net	2,066	2,037
Total	$485,169	$501,733

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net	$177,669	$178,683
Amounts payable to Weingarten Realty Investors and Affiliates	49,098	50,106
Accounts payable and accrued expenses	5,167	5,917
Deferred revenue	797	856
Out-of-market rentals, net	3,041	3,179
Interest rate derivative	675	760
Other liabilities, net	920	921
Total	237,367	240,422

Accumulated equity	247,802	261,311

Total	$485,169	$501,733
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
March 31, 2013
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	4	829	$210,231	$—	20.0%	$—	$41,715	$490
Perlmutter SRP, LLC	9	899	133,940	102,455	25.0%	25,614	4,604	44
Collins	8	1,165	145,293	25,908	50.0%	12,954	53,087	798
AEW - Institutional Client	6	526	123,186	44,945	20.0%	8,989	14,916	136
BIT Retail	3	716	151,628	—	20.0%	—	29,684	249
Jamestown	6	1,351	146,515	86,296	20.0%	17,259	11,690	332
Fidelis Realty Partners	1	491	140,548	85,256	57.8%	49,235	30,952	521
Sleiman Enterprises	3	220	27,159	11,390	50.0%	5,695	10,886	133

Other	20	3,137	370,152	109,900	52.7%	57,923	81,850	1,910

Total	60	9,334	$1,448,652	$466,149	36.2%	$177,669	$279,384	$4,613

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as Hines Retail REIT Holdings and AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of March 31, 2013
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance (1)	Average Interest Rate (2)	Average Remaining Term (yrs)

Perlmutter SRP, LLC	7	$102,455	5.7%	2.8
Collins	2	25,908	6.2%	11.9
AEW - Institutional Client	4	44,945	5.5%	1.7
Jamestown	6	86,296	5.1%	4.7
Fidelis Realty Partners	1	85,256	4.3%	7.6
Sleiman Enterprises	2	11,390	5.6%	2.4
Other	6	108,586	5.5%	4.2

Total	28	$464,835	5.3%	4.1

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)	Weighted Average Rate (2)	Maturities (1)	Weighted Average Rate (2)

2013	$32,458	5.2%	$15,325	5.0%
2014	108,893	5.2%	25,596	5.1%
2015	40,870	5.0%	10,188	4.9%
2016	97,113	4.9%	25,386	4.8%
2017	56,260	5.1%	25,801	5.1%
2018	5,681	4.9%	3,164	4.9%
2019	5,981	4.9%	3,330	4.9%
2020	92,529	4.9%	55,277	4.9%
2021	15,406	5.5%	7,835	5.4%
2022	1,164	6.4%	582	6.4%
Thereafter	8,480	6.4%	4,240	6.4%
Total	$464,835		$176,724

(1)	Excludes non-cash debt related items.

(2)	Average and weighted average interest rates exclude the effects of ASC 805 “Business Combinations” and loan costs related to financing.
Note: All mortgages are fixed rate except for one included in “other”, which has a variable rate mortgage ($3.2 million at 100%) and matures in 2014.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues
as of March 31, 2013
(in thousands at pro rata share, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	% of Total Revenue	Total SF (in 000's)

1	The Kroger Co.	BBB/Baa2	25	2.28%	1,234
2	T.J.X. Companies, Inc.	A/A3	38	2.22%	883
3	Ross Stores, Inc.	BBB+/N/A	39	2.11%	836
4	Safeway, Inc.	BBB/Baa3	18	1.47%	754
5	Petsmart, Inc.	BB+/N/A	20	1.29%	371
6	Best Buy, Inc.	BB/Baa2	12	1.16%	350
7	H E Butt Grocery	N/A/N/A	8	1.12%	404
8	The Sports Authority	B-/B3	10	1.12%	345
9	Bed Bath & Beyond, Inc.	BBB+/N/A	22	1.07%	448
10	Dollar Tree Stores, Inc.	N/A/N/A	44	0.99%	385
11	Office Depot, Inc.	B-/B2	23	0.99%	404
12	Harris Teeter	N/A/N/A	9	0.97%	405
13	24 Hour Fitness Inc.	B/B3	7	0.87%	179
14	Gap, Inc.	BB+/Baa3	16	0.85%	198
15	Home Depot, Inc.	A-/A3	4	0.84%	427
16	Whole Foods	BBB-/N/A	6	0.80%	224
17	Petco Animal Supplies, Inc.	B/B3	19	0.77%	210
18	Publix Super Markets, Inc.	N/A/N/A	19	0.73%	340
19	Raley's	N/A/N/A	6	0.69%	331
20	Office Max Inc.	N/A/B1	11	0.61%	238
21	Thrifty Payless, Inc.	N/A/N/A	14	0.60%	202
22	Staples	BBB/Baa2	11	0.59%	218
23	Academy Sports & Outdoors	N/A/N/A	5	0.54%	258
24	Subway Real Estate (3)	N/A/N/A	91	0.52%	94
25	Hobby Lobby	N/A/N/A	5	0.52%	258

	Grand Total		482	25.73%	9,997

Notes:
	(1)	Tenant Names:	DBA Names:
		The Kroger Co.	Kroger, Smith's Food, Ralphs, Fry's Food, King Soopers
		T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods
		Safeway, Inc.	Safeway, Randalls, Von's
		Bed Bath & Beyond, Inc.	Bed Bath & Beyond, Cost Plus, Buy Buy Baby
		Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks
		Gap, Inc.	Gap, Old Navy, Banana Republic
		Raley's	Raley's, Bel Air Markets
		Thrifty Payless, Inc.	Rite Aid, CVS
	(2)	Target owns and occupies 30 units not included above.
	(3)	Subway includes franchised locations.

Weingarten Realty Investors
Portfolio Operating Information
(in thousands at pro rata share, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent

	All Leases
	Quarter Ended March 31, 2013				306	1,140	$15.86	$15.26	$0.93	3.9%
	Year to Date				306	1,140	$15.86	$15.26	$0.93	3.9%

	New Leases
	Quarter Ended March 31, 2013				67	146	$19.67	$18.94	$6.79	3.9%
	Year to Date				67	146	$19.67	$18.94	$6.79	3.9%

	Renewals
	Quarter Ended March 31, 2013				239	994	$15.30	$14.72	$0.07	3.9%
	Year to Date				239	994	$15.30	$14.72	$0.07	3.9%

	Comparable & Non-Comparable:
	Quarter Ended March 31, 2013				381	1,370
	Year to Date				381	1,370

Lease
Expirations(1)

	Anchor Tenants(2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	Revenue(3)	Percent of Total Revenue	Square Feet	Percent of Total Square Feet	Revenue(3)	Percent of Total Revenue	Square Feet	Percent of Total Square Feet	Revenue(3)	Percent of Total Revenue
Other(4)	89	1%	$474	0%	150	1%	$3,096	1%	239	1%	$3,570	1%
2013	755	4%	6,331	3%	1,177	11%	24,413	11%	1,932	7%	30,744	7%
2014	1,959	11%	18,179	10%	1,768	16%	36,112	16%	3,727	13%	54,291	13%
2015	2,065	12%	18,932	10%	1,930	18%	39,351	17%	3,994	14%	58,283	14%
2016	2,121	12%	21,076	12%	1,714	16%	36,127	16%	3,835	14%	57,203	14%
2017	2,028	12%	23,972	13%	1,551	14%	33,845	15%	3,579	13%	57,817	14%
2018 - 2023	6,288	36%	67,779	37%	2,252	21%	51,152	22%	8,540	30%	118,931	29%

Notes:

(1)	Reflects in-place leases as of March 31, 2013.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue only includes minimum base rent.

(4)	Leases currently under month to month status or in process of renewal.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(in thousands at pro rata share, except percentages)

Occupancy

	Quarter Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Signed Basis
Anchor (1)	97.1%	97.1%	97.2%	97.3%	97.4%
Non-Anchor	88.2%	88.2%	88.3%	87.8%	86.8%
Total Retail	93.7%	93.7%	93.9%	93.7%	93.4%
Other	91.4%	87.2%	85.9%	86.7%	86.8%
Total Signed	93.7%	93.6%	93.6%	93.4%	91.7%

Commenced Basis
Anchor (1)	95.1%	95.0%	95.1%	95.1%	95.3%
Non-Anchor	84.8%	85.2%	85.3%	84.4%	84.0%
Total Retail	91.2%	91.3%	91.5%	91.0%	91.1%
Other	91.4%	87.2%	82.8%	81.4%	84.0%
Total Commenced	91.2%	91.2%	91.2%	90.6%	89.3%

Average Base Rents (2)

	Quarter Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Commenced Basis
Anchor (1)	$11.11	$11.08	$10.92	$10.84	$10.58
Non-Anchor	22.17	22.04	21.80	21.39	21.25
Total	$15.19	$15.14	$14.93	$14.74	$14.53

Same Property Net Operating Income Growth (3)

	Three Months Ended March 31,
	2013	2012	% Change

Revenues	$123,433	$119,246	3.5%
Expenses	33,392	32,553	2.6%
Total	$90,041	$86,693	3.9%

Notes:
(1) Anchor tenants represent any tenant at least 10,000 square feet.
(2) Average Base rent per Leased SF excludes ground leases.
(3) Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(in thousands at pro rata share, except percentages)

	Three Months Ended March 31,				Twelve Months Ended December 31,
	2013	%	2012	%	2012	%	2011	%	2010	%	2009	%
West Region
California	$16,199	16.9%	$13,976	13.7%	$59,163	15.0%	$53,618	13.2%	$50,943	13.1%	$50,136	12.7%
Washington	527	0.6%	546	0.5%	2,048	0.5%	1,978	0.5%	1,171	0.3%	1,124	0.3%
Oregon	379	0.4%	359	0.4%	1,528	0.4%	1,349	0.3%	1,345	0.3%	1,342	0.3%
Total West Region	17,104	17.9%	14,882	14.6%	62,738	15.9%	56,945	14.0%	53,459	13.7%	52,602	13.3%
Mountain Region
Nevada	$7,500	7.8%	$7,652	7.5%	$30,094	7.6%	$30,525	7.5%	$30,906	8.0%	$31,505	8.0%
Arizona	6,902	7.2%	6,442	6.3%	26,032	6.6%	25,450	6.3%	24,287	6.2%	26,845	6.8%
Colorado	2,817	2.9%	3,525	3.5%	13,778	3.5%	12,485	3.1%	10,099	2.6%	9,136	2.3%
New Mexico	1,453	1.5%	1,074	1.1%	4,622	1.2%	4,993	1.2%	5,250	1.4%	8,714	2.2%
Utah	881	0.9%	892	0.9%	3,556	0.9%	3,494	0.9%	3,548	0.9%	3,557	0.9%
Total Mountain Region	19,554	20.3%	19,585	19.3%	78,082	19.8%	76,947	19.0%	74,090	19.1%	79,757	20.2%
Central Region
Texas	$25,950	27.2%	$31,686	31.2%	$116,645	29.5%	$129,540	32.0%	$121,035	31.1%	$113,454	28.7%
Louisiana	2,578	2.7%	2,077	2.0%	9,185	2.3%	8,272	2.0%	7,715	2.0%	8,363	2.1%
Arkansas	761	0.8%	751	0.7%	3,089	0.8%	3,106	0.8%	2,732	0.7%	3,048	0.8%
Missouri	262	0.3%	199	0.2%	852	0.2%	1,061	0.3%	3,019	0.8%	1,875	0.5%
Oklahoma	167	0.2%	257	0.3%	921	0.2%	1,083	0.3%	1,034	0.3%	975	0.2%
Illinois	—	0.0%	764	0.8%	2,464	0.6%	2,556	0.6%	2,065	0.5%	2,960	0.7%
Kansas	—	0.0%	241	0.2%	474	0.1%	1,181	0.3%	1,214	0.3%	1,405	0.4%
Total Central Region	29,719	31.2%	35,974	35.4%	133,629	33.7%	146,799	36.3%	138,814	35.7%	132,080	33.4%
Mid-Atlantic Region
North Carolina	$5,958	6.2%	$6,587	6.5%	$25,074	6.3%	$25,656	6.3%	$24,869	6.4%	$25,476	6.5%
Georgia	5,122	5.4%	4,976	4.9%	19,767	5.0%	19,845	4.9%	21,798	5.6%	22,643	5.7%
Tennessee	1,935	2.0%	2,045	2.0%	7,770	2.0%	7,491	1.8%	6,261	1.6%	5,009	1.3%
Kentucky	1,701	1.8%	1,779	1.7%	7,050	1.8%	6,890	1.7%	7,019	1.8%	6,766	1.7%
Maryland	684	0.7%	—	0.0%	1,063	0.3%	—	0.0%	—	0.0%	—	0.0%
South Carolina	65	0.1%	71	0.1%	265	0.1%	268	0.1%	285	0.1%	306	0.1%
Virginia	—	0.0%	895	0.9%	1,805	0.5%	3,551	0.9%	3,634	0.9%	3,626	0.9%
Maine	—	0.0%	41	0.0%	40	0.0%	214	0.1%	321	0.1%	355	0.1%
Total Mid-Atlantic Region	15,466	16.2%	16,394	16.1%	62,833	16.0%	63,915	15.8%	64,186	16.5%	64,181	16.3%
Southeast Region
Florida	$13,795	14.4%	$14,899	14.6%	$57,620	14.6%	$60,361	14.9%	$58,135	15.0%	$66,170	16.8%
Total Southeast Region	13,795	14.4%	14,899	14.6%	57,620	14.6%	60,361	14.9%	58,135	15.0%	66,170	16.8%
Total Net Operating Income	$95,638	100.0%	$101,733	100.0%	$394,902	100.0%	$404,967	100.0%	$388,684	100.0%	$394,790	100.0%

(1)
The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI’s ownership percentages ranging from 10% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating

Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of March 31, 2013

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	23	2,217,809	—	1,659,460	3,877,269
Arkansas	3	357,010	—	—	357,010
California	31	4,013,260	398,226	1,046,279	5,457,765
Colorado	10	912,555	678,045	1,224,456	2,815,056
Florida	46	4,736,490	2,970,152	1,558,344	9,264,986
Georgia	17	1,797,706	324,755	893,578	3,016,039
Kentucky	4	629,531	—	127,614	757,145
Louisiana	8	1,286,776	107,974	330,242	1,724,992
Maryland	1	81,336	—	—	81,336
Missouri	2	229,282	28,367	—	257,649
Nevada	12	2,366,601	—	1,252,301	3,618,902
New Mexico	4	434,630	—	306,157	740,787
North Carolina	21	2,155,854	181,859	705,600	3,043,313
Oklahoma	1	128,231	—	—	128,231
Oregon	3	119,871	90,777	62,600	273,248
South Carolina	1	21,530	64,590	—	86,120
Tennessee	6	611,192	221,834	154,340	987,366
Texas	87	8,683,973	3,540,671	2,831,959	15,056,604
Utah	4	316,647	90,774	434,465	841,886
Virginia	1	—	—	—	—
Washington	5	179,151	329,961	65,346	574,458
Grand Total	290	31,279,435	9,027,985	12,652,741	52,960,162
Total Retail	286	30,869,980	9,027,985	12,652,741	52,550,707
Total Other	4	409,455	—	—	409,455

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
( ) Retailers in parenthesis are not a part of the owned property.
NOTES: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of March 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Retail
Operating Properties

Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	395,477	14.00	80.9%		(Target), (Kohls), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	23.40	100.0%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	11.05	91.5%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		134,495	242,715	12.75	97.0%	Fry’s Supermarket	Office Max
Desert Village	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	21.52	98.7%	AJ Fine Foods	CVS/pharmacy
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	7.84	94.3%	Fry’s Supermarket	Dollar Tree, (Lowes)
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	26.54	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	22.67	100.0%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	17.72	97.5%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	13.91	97.3%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	24.52	96.7%	Whole Foods
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ		100.0%		66,787	72,170	10.57	100.0%	Fresh N Easy	Family Dollar
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,212	199,012	14.78	94.4%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		10,237	148,383	28.98	100.0%	(Safeway)
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	17.19	96.6%	Sprouts Farmers Market
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	11.53	95.4%		Hobby Lobby, Dollar Tree
Valley Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		145,518	153,880	15.01	78.2%	US Foods	Ross Dress for Less
Entrada de Oro	Tucson, AZ		100.0%		88,665	109,075	16.78	95.7%	Wal-Mart Neighborhood Market
Madera Village	Tucson, AZ		100.0%		96,697	106,858	11.72	99.0%	Safeway	Walgreens, Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	17.47	99.2%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore	Tucson, AZ		100.0%		150,109	343,237	23.93	97.2%		(Home Depot), Cost Plus, PetSmart, Walgreens, Ulta
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	15.27	86.8%		(Osco Drug)
Arizona Total:	# of Properties:	22			2,196,687	3,856,147	16.09	94.4%

Arkansas
Markham Square	Little Rock-N. Little Rock, AR		100.0%		125,884	125,884	7.80	93.8%		Burlington Coat Factory, Ross Dress for Less
Markham West	Little Rock-N. Little Rock, AR		100.0%		178,500	178,500	9.94	100.0%		Academy, Office Depot, Michaels, Bassett Furniture, Dollar Tree
Westgate	Little Rock-N. Little Rock, AR		100.0%		52,626	52,626	10.73	100.0%		SteinMart
Arkansas Total:	# of Properties:	3			357,010	357,010	9.36	97.8%

California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach et al, CA		100.0%		171,903	171,903	39.08	90.7%	Trader Joe's	Crunch, Sundance Cinemas
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA		100.0%		90,805	115,340	22.70	100.0%	Ralph's	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach et al, CA		100.0%		75,486	75,486	9.74	94.8%	Bestway Supermarket
Westminster Center	Los Angeles-Long Beach et al, CA		100.0%		417,820	425,690	17.97	97.9%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	12.95	97.5%	Food 4 Less	Bally Total Fitness

Weingarten Realty Investors
Property Listing
As of March 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Marshalls Plaza	Modesto, CA		100.0%		78,752	85,952	14.95	93.3%		Marshalls, Dress Barn, Guitar Center
Shasta Crossroads	Redding, CA		100.0%		121,183	176,866	17.23	97.8%	Food Maxx	(Target)
Shasta Crossroads (II)	Redding, CA		40.0%	(1)(3)	30,313	90,663	13.79	100.0%	Food Maxx	Sports Authority, (Target)
Chino Hills Marketplace	Riverside et al, CA		100.0%		310,991	310,991	19.52	95.3%	Von’s	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside et al, CA		50.0%	(1)(3)	104,384	307,937	19.32	96.0%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Phase III	Riverside et al, CA		50.0%	(1)(3)	92,414	194,362	18.45	94.9%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside et al, CA		100.0%		124,431	248,734	15.84	100.0%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside et al, CA		67.0%	(1)(3)	104,692	431,272	22.39	84.6%	(Super Target)	(Office Max, Kohl's)
Arcade Square	Sacramento--Arden et al, CA		100.0%		76,497	76,497	13.31	94.7%	Grocery Outlet
Discovery Plaza	Sacramento--Arden et al, CA		100.0%		93,398	93,398	15.96	98.7%	Bel Air Market
Prospectors Plaza	Sacramento--Arden et al, CA		100.0%		228,345	236,959	22.15	96.5%	SaveMart	Kmart, Long’s Drug Store
Summerhill Plaza	Sacramento--Arden et al, CA		100.0%		128,835	128,835	11.35	93.8%	Raley’s	Dollar Tree
Valley	Sacramento--Arden et al, CA		100.0%		98,240	107,005	18.07	91.4%	Raley's
El Camino Promenade	San Diego-Carlsbad et al, CA		100.0%		129,676	129,676	23.93	98.9%		T.J. Maxx, Staples
Rancho San Marcos Village	San Diego-Carlsbad et al, CA		100.0%		120,829	132,689	18.49	96.3%	Von’s	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad et al, CA		100.0%		35,880	81,086	31.95	93.6%	(Albertsons)
580 Market Place	San Francisco-Oakland et al, CA		100.0%		99,315	99,315	29.26	100.0%	Safeway	24 Hour Fitness, Petco
Fremont Gateway Plaza	San Francisco-Oakland et al, CA		100.0%		194,601	361,701	19.00	95.0%	Raley’s	24 Hour Fitness, Big Cinemas
Greenhouse Marketplace	San Francisco-Oakland et al, CA		100.0%		147,063	236,832	19.10	100.0%	(Safeway)	(Longs Drug Stores), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U
Silver Creek Plaza	San Jose-Sunnyvale et al, CA		100.0%		132,925	197,925	23.13	100.0%	Safeway	Walgreens, (Orchard Supply)
Tully Corners Shopping Center	San Jose-Sunnyvale et al, CA		10.0%	(1)(3)	11,599	115,992	18.22	96.4%	Food Maxx	Petco
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,241	150,241	15.52	97.1%	Safeway	Rite Aid, Big Lots, Ace Hardware
Stony Point Plaza	Santa Rosa-Petaluma, CA		100.0%		195,129	200,571	13.72	91.7%	Food Maxx	Ross Dress for Less, Fallas Paredes, Goodwill Industries
Creekside Center	Vallejo-Fairfield, CA		100.0%		114,445	114,445	19.89	95.2%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,764	162,764	18.69	95.4%	Raley’s	Ace Hardware
Sunset Center	Vallejo-Fairfield, CA		100.0%		85,238	98,279	14.74	91.6%		Rite Aid, In-Shape City
California Total:	# of Properties:	31			4,013,260	5,457,765	19.21	95.8%

Colorado
Aurora City Place	Denver-Aurora, CO		50.0%	(1)(3)	180,478	542,956	15.38	83.2%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek	Denver-Aurora, CO		100.0%		78,148	272,671	24.85	100.0%		Sports Authority, PetSmart, (Target)
CityCenter Englewood	Denver-Aurora, CO		51.0%	(1)(3)	137,298	359,213	16.67	80.6%		(Wal-Mart), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness
Crossing at Stonegate	Denver-Aurora, CO		51.0%	(1)(3)	55,620	109,058	15.37	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora, CO		100.0%		144,553	270,553	10.48	98.0%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch Towne Center	Denver-Aurora, CO		50.0%	(1)(3)	28,474	114,947	21.34	90.9%	(King Sooper’s)
Lowry Town Center	Denver-Aurora, CO		50.0%	(1)(3)	38,349	129,398	25.05	98.3%	(Albertsons)
River Point at Sheridan	Denver-Aurora, CO		50.0%	(1)	92,944	519,020	18.24	89.3%		(Target), (Costco and Costco Gas Pad), Regal Cinema, Michaels, Tuesday Morning

Weingarten Realty Investors
Property Listing
As of March 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Thorncreek Crossing	Denver-Aurora, CO		51.0%	(1)(3)	108,185	386,127	15.60	100.0%	Sunflower Farmers Market, (Super Target)	Barnes & Noble, Cost Plus, Michael's, OfficeMax, Dollar Tree
Westminster Plaza	Denver-Aurora, CO		50.0%	(1)	48,506	111,113	17.60	100.0%	Safeway	(Walgreens)
Colorado Total:	# of Properties:	10			912,555	2,815,056	16.45	92.0%

Florida
Paradise Key at Kelly Plantation	Fort Walton Beach et al, FL		10.0%	(1)(3)	27,178	271,777	13.13	94.5%	Publix	Bed Bath & Beyond, Ross, Old Navy, SteinMart
Shoppes at Paradise Isle	Fort Walton Beach et al, FL		25.0%	(1)(3)	42,917	171,669	16.01	98.4%		Big Lots, Best Buy, PetSmart, Office Depot, Michaels
Argyle Village	Jacksonville, FL		100.0%		312,447	312,447	10.86	93.4%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic North	Jacksonville, FL		50.0%	(1)(3)(4)	33,842	112,685	N/A	100.0%		Academy, (LA Fitness)
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	33,736	163,481	11.83	100.0%		T.J. Maxx, Office Depot, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village - St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	20.88	86.6%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.05	100.0%	(Wal-Mart Supercenter)	Ross Dress for Less, Petco
Boca Lyons	Miami-Fort Lauderdale et al, FL		100.0%		117,515	117,515	19.91	82.6%		Ross Dress for Less
Embassy Lakes	Miami-Fort Lauderdale et al, FL		100.0%		131,723	179,937	13.29	87.6%	Winn Dixie	Tuesday Morning
Flamingo Pines	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	25,373	148,840	16.91	91.8%	Publix
Flamingo Pines	Miami-Fort Lauderdale et al, FL		100.0%		139,462	266,761	20.51	92.9%	(Wal-Mart Supercenter )	U.S. Post Office, Florida Technical College
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	72,957	408,509	18.52	98.0%	Publix	Target, CVS/pharmacy
Northridge	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	47,214	239,097	17.13	95.9%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	60,914	324,829	13.57	99.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Publix at Laguna Isles	Miami-Fort Lauderdale et al, FL		100.0%		69,475	69,475	14.16	85.9%	Publix
Shoppes at Parkland	Miami-Fort Lauderdale et al, FL		30.0%	(1)	43,663	167,131	12.10	98.9%	BJ's Wholesale Club
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL		25.0%	(1)(3)	19,080	76,321	14.35	88.3%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	22,173	132,564	15.02	93.4%	Publix	CVS/pharmacy
TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL		100.0%		161,429	161,429	14.92	97.7%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square	Miami-Fort Lauderdale et al, FL		100.0%		110,081	110,081	14.20	94.9%	Winn Dixie
Sea Ranch Centre	Miami-Fort Lauderdale-Pompano Beach, FL		100.0%		98,697	98,697	17.25	84.1%	Publix	CVS, Dollar Tree
Alafaya Square	Orlando, FL		20.0%	(1)(3)	35,297	176,486	11.97	81.8%	Publix
Clermont Landing	Orlando, FL		65.7%	(1)(3)	110,396	337,713	15.89	91.5%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Landing	Orlando, FL		50.0%	(1)	129,512	259,024	13.23	98.8%		PetSmart, Sports Authority, Bed Bath & Beyond, buybuy BABY
Colonial Plaza	Orlando, FL		100.0%		502,182	502,182	13.67	94.0%		Staples, Ross Dress for Less, Marshalls, Old Navy, SteinMart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
International Drive Value Center	Orlando, FL		20.0%	(1)(3)	37,133	185,664	10.00	87.7%		Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx
Market at Southside	Orlando, FL		100.0%		95,057	159,684	9.69	94.4%		Ross Dress for Less, Beall’s, Dollar Tree
Marketplace at Seminole Towne Center	Orlando, FL		100.0%		302,135	484,048	14.46	99.7%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando, FL		100.0%		145,644	145,644	25.98	97.5%	Whole Foods	Golf Galaxy, Michaels
Phillips Landing	Orlando, FL		100.0%		66,223	286,038	18.19	98.5%	(Wal-Mart Supercenter)	Planet Fitness
The Marketplace at Dr. Phillips	Orlando, FL		20.0%	(1)(3)	65,218	326,088	21.62	95.3%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
The Shoppes at South Semoran	Orlando, FL		100.0%		101,486	101,486	15.85	98.5%	Wal-Mart Neighborhood Market	Dollar Tree

Weingarten Realty Investors
Property Listing
As of March 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
University Palms	Orlando, FL		30.0%	(1)	29,752	105,127	13.48	100.0%	Publix
Winter Park Corners	Orlando, FL		100.0%		102,382	102,382	19.76	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne et al, FL		25.0%	(1)(3)	40,880	163,521	11.87	98.8%	Publix	Beall's
Lake Washington Crossing	Palm Bay-Melbourne et al, FL		25.0%	(1)(3)	29,707	118,828	10.27	72.6%	Publix
Lake Washington Square	Palm Bay-Melbourne et al, FL		100.0%		111,835	111,835	11.73	90.2%	Thrifty Specialty Produce	LA Fitness
Pineapple Commons	Port St. Lucie-Fort Pierce, FL		20.0%	(1)(3)	50,023	264,468	14.48	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS/pharmacy)
Quesada Commons	Punta Gorda, FL		25.0%	(1)(3)	14,722	58,890	13.28	97.7%	Publix	(Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL		25.0%	(1)(3)	10,253	41,011	21.19	80.0%	(Publix)	Petco, (Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL		25.0%	(1)(3)(4)	980	3,921	N/A	100.0%	(Publix)	Chick-Fil-A, (Walgreens)
Countryside Centre	Tampa-St. Petersburg et al, FL		100.0%		248,367	248,367	13.87	93.7%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg et al, FL		20.0%	(1)(3)	28,109	140,543	14.04	81.7%		Walgreens
Largo Mall	Tampa-St. Petersburg et al, FL		100.0%		377,503	575,134	15.53	93.4%	(Albertsons)	Beall’s, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg et al, FL		100.0%		167,887	167,887	12.89	81.9%	The Fresh Market	Bed Bath & Beyond
Sunset 19	Tampa-St. Petersburg et al, FL		100.0%		275,910	275,910	12.05	99.6%		Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	46			4,736,490	9,264,986	14.91	94.0%

Georgia
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		199,594	397,295	18.01	95.6%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square	Atlanta-Sandy Springs et al, GA		100.0%		238,701	238,701	8.96	42.4%		Marshalls
Brownsville Commons	Atlanta-Sandy Springs et al, GA		100.0%		27,747	81,886	17.91	84.1%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA		100.0%		196,283	228,003	14.28	99.2%		DSW, LA Fitness, Shopper's World, American Signature
Cherokee Plaza	Atlanta-Sandy Springs et al, GA		30.0%	(1)	29,925	99,749	20.92	100.0%	Kroger
Dacula Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		24,140	116,943	21.78	71.4%	(Kroger)
Dallas Commons	Atlanta-Sandy Springs et al, GA		100.0%		25,158	95,262	22.53	94.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs et al, GA		100.0%		76,611	76,611	14.35	98.4%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		136,848	332,044	15.85	97.3%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	20,586	102,931	12.46	100.0%		buybuy BABY, Ross Dress for Less, Rooms to Go
Perimeter Village	Atlanta-Sandy Springs et al, GA		100.0%		374,060	374,060	18.42	97.6%	Wal-Mart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	13,681	72,207	16.34	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs et al, GA		100.0%		45,758	115,983	23.28	81.5%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs et al, GA		100.0%		136,124	314,014	16.22	95.2%	(Super Target)	Staples, T.J. Maxx
Roswell Crossing	Atlanta-Sandy Springs et al, GA		100.0%		201,979	201,979	13.51	93.0%	Trader Joe's	Office Max, PetsMart, Walgreens
Sandy Plains Exchange	Atlanta-Sandy Springs et al, GA		30.0%	(1)	21,835	72,784	13.46	94.8%	Publix
Thompson Bridge Commons	Gainesville, GA		30.0%	(1)	28,676	95,587	13.47	94.9%	Kroger
Georgia Total:	# of Properties:	17			1,797,706	3,016,039	15.63	88.5%

Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.41	93.2%	Kroger

Weingarten Realty Investors
Property Listing
As of March 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Regency Shopping Centre	Lexington-Fayette, KY		100.0%		142,972	189,016	13.73	92.3%	(Kroger)	T.J. Maxx, Michaels
Tates Creek	Lexington-Fayette, KY		100.0%		193,075	198,235	12.94	90.6%	Kroger	Rite Aid
Festival at Jefferson Court	Louisville, KY-IN		100.0%		168,986	218,396	12.56	99.2%	Kroger	(PetSmart), Staples, Factory Card Outlet
Kentucky Total:	# of Properties:	4			629,531	757,145	12.52	93.8%

Louisiana
Town & Country Plaza	Hammond, LA		100.0%		224,827	224,827	8.38	93.2%	Winn Dixie	Ross Dress for Less, Office Depot, CVS/pharmacy
Westwood Village	Lafayette, LA		100.0%		138,034	138,034	9.93	99.2%	Rouses Supermarket	Stage, CVS
14/Park Plaza	Lake Charles, LA		100.0%		172,068	172,068	7.40	60.3%		Conn’s, Anna's Linens, Family Dollar, Citi Trends
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	232,390	9.33	100.0%	Albertsons	Kmart, Dollar Tree
Southgate	Lake Charles, LA		100.0%		158,587	158,587	9.88	81.7%	Market Basket	Office Depot, Books-A-Million
Danville Plaza	Monroe, LA		100.0%		141,218	141,218	5.36	93.0%	County Market	Citi Trends, Surplus Warehouse
Manhattan Place	New Orleans-Metairie-Kenner, LA		100.0%		137,315	276,615	14.53	91.9%		(Target), Ross Dress for Less, Stage, K&G Fashion
University Place	Shreveport-Bossier City, LA		100.0%		206,753	381,253	16.30	98.5%	(Super Target)	Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond
Louisiana Total:	# of Properties:	8			1,286,776	1,724,992	10.75	89.3%

Maryland
Pike Center	Washington, DC-VA-MD-WV		100.0%		81,336	81,336	53.26	86.2%		T.G.I. Friday's, Ethan Allen
Maryland Total:	# of Properties:	1			81,336	81,336	53.26	86.2%

Missouri
Ballwin Plaza	St. Louis, MO-IL		100.0%		200,915	200,915	7.99	76.7%	Schnucks	Michaels
Western Plaza	St. Louis, MO-IL		50.0%	(1)(3)	28,367	56,734	7.57	100.0%		Value Village
Missouri Total:	# of Properties:	2			229,282	257,649	7.94	79.6%

Nevada
Best in the West	Las Vegas-Paradise, NV		100.0%		428,067	428,067	17.07	89.8%		Old Navy, Best Buy, Office Depot, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, PetSmart, Jo-Ann Stores, Sports Authority, Ulta
Charleston Commons	Las Vegas-Paradise, NV		100.0%		333,198	363,173	16.08	95.8%	Wal-Mart	Ross, Office Max, 99 Cents Only, PetSmart
College Park S.C.	Las Vegas-Paradise, NV		100.0%		167,654	195,367	10.94	91.1%	El Super	Anna's Linens, Factory 2 U, CVS
Eastern Horizon	Las Vegas-Paradise, NV		100.0%		65,848	209,727	21.05	90.9%	Trader Joe's, (Kmart)
Francisco Centre	Las Vegas-Paradise, NV		100.0%		116,973	148,815	11.40	86.5%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes
Mission Center	Las Vegas-Paradise, NV		100.0%		152,151	212,169	11.72	92.3%	(Albertsons)	(CVS), Toys “R” Us, T.J. Maxx, Nordstrom Rack, Saks 5th Off
Paradise Marketplace	Las Vegas-Paradise, NV		100.0%		77,597	148,092	16.67	87.4%	(Smith’s Food)	Dollar Tree
Rainbow Plaza	Las Vegas-Paradise, NV		100.0%		273,916	273,916	14.39	96.3%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV		100.0%		136,369	136,369	13.14	94.8%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rancho Towne & Country	Las Vegas-Paradise, NV		100.0%		84,743	139,839	12.08	98.0%	Smith’s Food
Tropicana Beltway	Las Vegas-Paradise, NV		100.0%		246,483	617,821	17.60	93.3%	(Wal-Mart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, Sports Authority, .99 Cents Only
Tropicana Marketplace	Las Vegas-Paradise, NV		100.0%		69,475	142,643	18.64	80.9%	(Smith’s Food)	Family Dollar
Westland Fair North	Las Vegas-Paradise, NV		100.0%		214,127	602,904	16.73	86.9%	(Wal-Mart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Anna's Linens
Nevada Total:	# of Properties:	12			2,366,601	3,618,902	15.24	91.9%

Weingarten Realty Investors
Property Listing
As of March 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
New Mexico
Eastdale	Albuquerque, NM		100.0%		119,091	119,091	7.32	92.8%	Albertsons	Family Dollar
North Towne Plaza	Albuquerque, NM		100.0%		112,666	142,106	20.02	99.9%	Whole Foods Market	Home Goods
Pavillions at San Mateo	Albuquerque, NM		100.0%		151,160	208,691	19.31	83.8%	Wal-Mart Neighborhood Market	Old Navy, Shoe Department, Skechers, Dollar Tree
Wyoming Mall	Albuquerque, NM		100.0%		51,713	270,899	16.57	100.0%	(Wal-Mart Supercenter)	Dollar Tree
New Mexico Total:	# of Properties:	4			434,630	740,787	15.51	92.4%

North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC		100.0%		120,674	328,276	16.98	91.8%	(Wal-Mart Supercenter)	Off Broadway Shoes
Steele Creek Crossing	Charlotte-Gastonia et al, NC-SC		100.0%		77,301	77,301	16.83	98.0%	BI-LO	Rite Aid
Whitehall Commons	Charlotte-Gastonia et al, NC-SC		100.0%		41,941	444,561	23.55	95.0%	(Wal-Mart Supercenter), (BI-LO)	(Lowes)
Bull City Market	Durham, NC		100.0%		40,875	40,875	18.32	100.0%	Whole Foods Market
Chatham Crossing	Durham, NC		25.0%	(1)(3)	24,039	96,155	13.34	96.2%	Lowes Food	CVS/pharmacy
Cole Park Plaza	Durham, NC		25.0%	(1)(3)	20,564	82,258	10.39	47.8%		Dollar General
Hope Valley Commons	Durham, NC		100.0%		81,371	81,371	22.56	100.0%	Harris Teeter
Ravenstone Commons	Durham, NC		100.0%		60,424	60,424	14.82	97.7%	Food Lion
Avent Ferry	Raleigh-Cary, NC		100.0%		111,622	111,622	17.06	98.7%	Food Lion	Family Dollar
Capital Square	Raleigh-Cary, NC		100.0%		143,063	143,063	7.21	100.0%	Food Lion
Falls Pointe	Raleigh-Cary, NC		100.0%		112,203	198,553	17.19	88.9%	Harris Teeter	(Kohl’s)
Harrison Pointe	Raleigh-Cary, NC		100.0%		130,934	130,934	16.56	88.5%	Harris Teeter	Staples
Heritage Station	Raleigh-Cary, NC		30.0%	(1)	20,592	77,669	19.43	98.3%	Harris Teeter
High House Crossing	Raleigh-Cary, NC		100.0%		90,155	90,155	14.33	93.7%	Harris Teeter
Leesville Town Centre	Raleigh-Cary, NC		100.0%		114,396	114,396	21.70	95.6%	Harris Teeter	Rite Aid
Northwoods Market	Raleigh-Cary, NC		100.0%		77,802	77,802	18.23	81.7%	Wal-Mart Neighborhood Market
Parkway Pointe	Raleigh-Cary, NC		100.0%		80,061	80,061	10.99	95.5%	Food Lion	Rite Aid
Six Forks Station	Raleigh-Cary, NC		100.0%		466,585	466,585	10.85	94.5%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond
Stonehenge Market	Raleigh-Cary, NC		100.0%		188,521	188,521	12.08	97.1%	Harris Teeter	SteinMart, Rite Aid
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	10.96	93.1%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,715	89,715	21.07	93.9%	Harris Teeter
North Carolina Total:	# of Properties:	21			2,155,854	3,043,313	14.55	94.2%

Oklahoma
Town and Country	Oklahoma City, OK		100.0%		128,231	128,231	6.47	91.3%		Office Depot, Big Lots, Westlake Hardware, Aaron Rents
Oklahoma Total:	# of Properties:	1			128,231	128,231	6.47	91.3%

Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	14,790	136,551	17.38	92.2%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver et al, OR-WA		100.0%		97,177	97,177	13.55	96.8%	Safeway
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	7,904	39,520	24.40	100.0%	New Seasons Market	Walgreens

Weingarten Realty Investors
Property Listing
As of March 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others

Oregon Total:	# of Properties:	3			119,871	273,248	14.75	96.4%

South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC		25.0%	(1)(3)	21,530	86,120	14.96	91.7%	The Fresh Market
South Carolina Total:	# of Properties:	1			21,530	86,120	14.96	91.7%

Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	11.09	97.0%	Kroger	Petco, Dollar Tree, Shoe Carnival
Commons at Dexter Lake	Memphis, TN-MS-AR		30.0%	(1)	50,087	178,558	8.80	89.0%	Kroger	SteinMart, Marshalls, HomeGoods
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR		30.0%	(1)	18,551	66,838	13.12	80.6%	Kroger	SteinMart, Marshalls, HomeGoods
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		30.0%	(1)	26,432	88,108	11.40	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		169,987	307,727	20.76	97.1%		(Target) Best Buy, Sports Authority, PetSmart, Staples
Summer Center	Memphis, TN-MS-AR		100.0%		139,021	139,021	9.89	93.2%	Kroger	Ross Dress for Less
Tennessee Total:	# of Properties:	6			611,192	987,366	13.47	95.1%

Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	11.25	97.3%	United Supermarket	Dollar Tree
Crossroads	Beaumont-Port Arthur, TX		100.0%		115,798	115,798	4.85	98.3%	Market Basket	Beall’s, Baskin’s, Burke’s Outlet
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	70,036	281,401	13.90	93.3%		(Target), (Toys “R” Us)
Phelan West	Beaumont-Port Arthur, TX		66.7%	(1)(3)	15,552	82,221	12.81	100.0%	(Kroger)
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	17.78	32.2%		(Lowe's)
Moore Plaza	Corpus Christi, TX		100.0%		371,650	599,622	13.86	97.8%	(H. E. B.)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Steinmart
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX		100.0%		26,088	88,008	21.55	100.0%	(Albertsons)
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	47,950	68,500	11.08	61.9%		Conn's
Horne Street Market	Dallas-Fort Worth-Arlington, TX		100.0%	(4)	42,267	42,267	N/A	100.0%		24 Hour Fitness
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX		100.0%		40,513	121,689	21.10	73.5%	(Tom Thumb)	(Walgreens)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		355,259	465,259	13.72	96.1%	Sprouts Farmers Market	Sports Authority, PetsMart, T.J. Maxx, (Home Depot), Goody Goody Wines, Anna’s Linens, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,667	363,337	16.46	96.3%		Babies "R" Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10/Federal	Houston-Baytown-Sugar Land, TX		15.0%	(1)	19,871	132,472	8.18	98.6%	Sellers Bros.	Palais Royal, Harbor Freight Tools
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX		100.0%		56,969	56,969	21.85	100.0%	Trader Joe's	PetSmart
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX		30.0%	(1)	10,524	41,273	26.74	100.0%	Randall’s
Blalock Market at I-10	Houston-Baytown-Sugar Land, TX		100.0%		97,277	97,277	15.18	100.0%	99 Ranch Market
Braeswood Square	Houston-Baytown-Sugar Land, TX		100.0%		104,686	104,686	12.38	99.4%	Belden’s	Walgreens
Broadway	Houston-Baytown-Sugar Land, TX		15.0%	(1)	11,191	74,604	6.98	92.1%		Big Lots, Family Dollar
Centre at Post Oak	Houston-Baytown-Sugar Land, TX		100.0%		183,940	183,940	30.56	100.0%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Champions Village	Houston-Baytown-Sugar Land, TX		30.0%	(1)	115,320	384,400	13.18	94.4%	Randall’s	SteinMart, Palais Royal, Cost Plus, Barnes & Noble
Cullen Plaza	Houston-Baytown-Sugar Land, TX		15.0%	(1)	12,678	84,517	9.79	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-Baytown-Sugar Land, TX		100.0%		186,721	283,381	9.58	96.1%	Kroger	Babies “R” Us
Edgebrook	Houston-Baytown-Sugar Land, TX		15.0%	(1)	11,769	78,460	10.23	100.0%	Fiesta	Family Dollar

Weingarten Realty Investors
Property Listing
As of March 31, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Fiesta Village	Houston-Baytown-Sugar Land, TX	15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-Baytown-Sugar Land, TX	100.0%		210,537	210,537	10.53	98.0%	Randall’s	Office Depot, Palais Royal, Spec's Liquor
Glenbrook Square	Houston-Baytown-Sugar Land, TX	15.0%	(1)	11,684	77,890	9.03	92.3%	Kroger
Griggs Road	Houston-Baytown-Sugar Land, TX	15.0%	(1)	12,017	80,116	10.89	51.9%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	14,016	93,438	16.87	93.0%		Fallas Paredes
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H. E. B.
Heights Plaza	Houston-Baytown-Sugar Land, TX	100.0%		71,777	71,777	8.71	100.0%	Kroger
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	100.0%		180,226	279,226	13.97	100.0%	Kroger	Conn’s, Walgreens, (Michaels), (DSW)
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	15.0%	(1)	25,768	171,789	10.75	99.0%	Sellers Bros.	FAMSA, Dollar Tree, Fallas Paredes
Kirby Strip Center	Houston-Baytown-Sugar Land, TX	100.0%		10,005	10,005	25.34	100.0%		Freebirds Burrito
Lawndale	Houston-Baytown-Sugar Land, TX	15.0%	(1)	7,819	52,127	10.31	100.0%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,048	126,990	12.46	96.8%	Kroger
Little York Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	17,082	113,878	8.82	90.0%	Sellers Bros.	Fallas Paredes
Lyons Avenue	Houston-Baytown-Sugar Land, TX	15.0%	(1)	10,144	67,629	7.73	100.0%	Fiesta	Fallas Paredes
Market at Town Center	Houston-Baytown-Sugar Land, TX	100.0%		388,865	388,865	18.71	98.7%		Old Navy, Home Goods, Marshalls, Ross Dress for Less
Market at Westchase	Houston-Baytown-Sugar Land, TX	100.0%		84,081	84,081	17.57	91.1%	Whole Foods Market
Market Street Shopping Center	Houston-Baytown-Sugar Land, TX	50.0%	(1)	24,569	49,138	6.73	100.0%	Sellers Bros.	Family Dollar
Montgomery Plaza	Houston-Baytown-Sugar Land, TX	100.0%		300,772	322,987	9.20	96.2%		Academy, Conn’s, 99 Cents Only, Petco, Anna's Linens, Spec's Liquor
North Oaks	Houston-Baytown-Sugar Land, TX	15.0%	(1)	60,778	405,186	10.70	94.0%		T.J. Maxx, Staples, Ross Dress for Less, Big Lots, Half Price Books, Anna's Linens, Hobby Lobby
North Triangle	Houston-Baytown-Sugar Land, TX	100.0%		16,060	16,060	21.74	67.6%		CiCi’s Pizza
Northbrook Center	Houston-Baytown-Sugar Land, TX	100.0%		173,288	173,288	13.61	98.9%	Randall’s	Office Depot, Citi Trends, Anna’s Linens, Dollar Tree
Northwest Crossing	Houston-Baytown-Sugar Land, TX	75.0%	(1)(3)	134,602	300,190	14.35	100.0%		(Target), Marshalls, Best Buy, Dollar Tree, Big Lots
Oak Forest	Houston-Baytown-Sugar Land, TX	100.0%		151,324	151,324	12.59	98.0%	Kroger	Ross Dress for Less, Dollar Tree
Orchard Green	Houston-Baytown-Sugar Land, TX	100.0%		74,983	74,983	10.88	100.0%	Sellers Bros.	Family Dollar
Palmer Plaza	Houston-Baytown-Sugar Land, TX	100.0%		96,526	196,506	9.32	87.4%		Dollar Tree
Randall's/Cypress Station	Houston-Baytown-Sugar Land, TX	100.0%		140,624	140,624	13.77	55.8%		David's Bridal
Randall's/Kings Crossing	Houston-Baytown-Sugar Land, TX	30.0%	(1)	37,919	126,397	16.00	100.0%	Randall’s	CVS/pharmacy
Richmond Square	Houston-Baytown-Sugar Land, TX	100.0%		92,356	92,356	20.77	100.0%		Best Buy, Cost Plus
River Oaks East	Houston-Baytown-Sugar Land, TX	100.0%		71,265	71,265	28.78	100.0%	Kroger
River Oaks West	Houston-Baytown-Sugar Land, TX	100.0%		248,663	248,663	28.78	97.9%	Kroger	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank
Rose-Rich	Houston-Baytown-Sugar Land, TX	100.0%		102,641	102,641	8.51	79.9%		Family Dollar, Palais Royal
Sheldon Forest North	Houston-Baytown-Sugar Land, TX	100.0%		22,040	22,040	10.26	100.0%	Gerland’s	Family Dollar
Sheldon Forest South	Houston-Baytown-Sugar Land, TX	50.0%	(1)	37,670	75,340	10.26	100.0%	Gerland’s	Burke’s Outlet
Shoppes at Memorial Villages	Houston-Baytown-Sugar Land, TX	100.0%		182,541	182,541	7.64	86.9%		Rexel
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	70.0%	(1)	173,060	272,350	12.71	97.3%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate	Houston-Baytown-Sugar Land, TX	15.0%	(1)	18,789	125,260	10.02	95.5%	Food-A-Rama	CVS/pharmacy, Family Dollar, Palais Royal
Spring Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	8,258	55,056	8.76	100.0%	Sellers Bros.	Family Dollar

Weingarten Realty Investors
Property Listing
As of March 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Stella Link	Houston-Baytown-Sugar Land, TX		100.0%		70,087	70,087	8.49	93.3%	Sellers Bros.	Burke’s Outlet, Spec’s Liquor Warehouse
Village Arcade	Houston-Baytown-Sugar Land, TX		100.0%		57,203	57,203	37.41	100.0%		Gap, Baby Gap, Chicos
Village Arcade-Phase II	Houston-Baytown-Sugar Land, TX		100.0%		28,371	28,371	37.41	100.0%		Talbots
Village Arcade-Phase III	Houston-Baytown-Sugar Land, TX		100.0%		107,134	107,134	37.41	95.8%		Banana Republic, Express, Ann Taylor
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX		57.8%	(1)(3)	283,399	495,204	12.89	98.4%	H. E. B.	PetSmart, Babies "R" Us, Academy, Tiger Direct
Westchase Center	Houston-Baytown-Sugar Land, TX		100.0%		232,074	331,624	12.47	100.0%	Randall's	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village	Houston-Baytown-Sugar Land, TX		100.0%		130,041	130,041	15.01	100.0%		Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens
Killeen Marketplace	Killeen-Temple-Fort Hood, TX		100.0%		115,203	251,137	12.17	97.0%		Best Buy, Ross Dress for Less, Staples, (Home Depot)
North Creek Plaza	Laredo, TX		100.0%		239,897	481,764	14.00	96.5%	(H. E. B.)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX		100.0%		135,373	143,015	14.73	100.0%	H. E. B.
Angelina Village	Lufkin, TX		100.0%		248,199	248,199	9.09	91.6%		Kmart, Conn's
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	143,968	500,067	10.53	96.8%		(Target), (Mervyn’s), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	20,315	243,821	21.51	74.3%	(Wal-Mart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	56,456	301,174	17.35	95.6%		(Wal-Mart), Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	37,732	75,465	16.60	93.4%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	176,520	484,949	14.81	99.1%	H. E. B.	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Pharr, TX		50.0%	(1)(3)	51,851	103,702	11.43	100.0%	H. E. B.
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,346	176,693	11.54	99.0%	H. E. B.	Beall’s, Dollar General
Fiesta Trails	San Antonio, TX		100.0%		306,370	482,370	15.28	99.3%	(H. E. B.)	(Target), Act III Theatres, Marshalls, Office Max, SteinMart, Petco, Anna’s Linens
Oak Park Village	San Antonio, TX		30.0%	(1)	19,286	64,287	9.54	100.0%	H. E. B.
Parliament Square	San Antonio, TX		100.0%		64,950	64,950	10.42	86.8%		Family Dollar
Parliament Square II	San Antonio, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks	San Antonio, TX		15.0%	(1)	24,348	162,322	10.70	95.4%	H. E. B.	Beall’s, Tuesday Morning
Valley View	San Antonio, TX		100.0%		91,544	91,544	11.33	95.7%		Marshalls, Dollar Tree
Westwood Center	San Antonio, TX		100.0%		68,753	77,758	17.89	70.3%		(Wal-Mart)
Broadway	Tyler, TX		100.0%		60,400	60,400	7.95	96.2%		SteinMart
Texas Total:	# of Properties:	83			8,217,390	14,436,200	14.40	95.3%

Utah
Alpine Valley Center	Provo-Orem, UT		33.3%	(1)(3)	30,382	224,654	16.22	100.0%	(Super Target)	Old Navy, Justice, Dollar Tree, Office Depot
300 West	Salt Lake City, UT		31.8%	(1)(3)	14,009	182,119	25.92	100.0%		(Target)
Taylorsville Town Center	Salt Lake City, UT		100.0%		90,157	130,214	17.29	92.8%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.11	89.5%		(Target), Petco, Office Depot
Utah Total:	# of Properties:	4			316,647	841,886	14.31	91.9%

Washington
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,012	16.33	98.7%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning

Weingarten Realty Investors
Property Listing
As of March 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Mukilteo Speedway Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	18,055	90,273	15.85	25.8%		Dollar Tree
Promenade 23	Seattle-Tacoma-Bellevue, WA		100.0%		96,660	96,660	15.06	90.9%	Red Apple Grocers	Walgreens
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,101	110,503	19.09	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.71	96.3%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			179,151	574,458	16.03	87.0%

Total Retail Properties	# of Properties:	284			30,791,730	52,318,636	15.19	93.7%

Other
Operating Properties

Arizona
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122				Endurance Rehab, Weingarten Realty Regional Office
Arizona Total:	# of Properties:	1			21,122	21,122

Texas
1919 North Loop West	Houston-Baytown-Sugar Land, TX		100.0%		138,062	138,062				State of Texas
Citadel Plaza	Houston-Baytown-Sugar Land, TX		100.0%		121,000	121,000				Weingarten Realty Investors Corporate Office
Houston Cold Storage Warehouse	Houston-Baytown-Sugar Land, TX		100.0%		129,271	129,271				Preferred Freezer Services
Texas Total:	# of Properties:	3			388,333	388,333

Total Other Properties	# of Properties:	4			409,455	409,455

Total Operating Properties	# of Properties:	288			31,201,185	52,728,091

New Development
Texas
Tomball Marketplace	Houston-Baytown-Sugar Land, TX		100.0%	(2)	78,250	232,071
Texas Total:	# of Properties:	1			78,250	232,071
Virginia
Hilltop Village	Washington, DC-VA-MD-WV		100.0%	(1)(2)	0	0
Virginia Total:	# of Properties:	1			0	0

Total New Developments	# of Properties:	2			78,250	232,071

Weingarten Realty Investors
Property Listing
As of March 31, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City					312,761
Lon Adams Rd at Tangerine Farms Rd, Marana					422,532
Southern Avenue and Signal Butte Road, Mesa					63,162
Arizona Total:					798,455
California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley					138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley					473,497
California Total:					612,453
Colorado
Highway 85 and Highway 285, Sheridan					792,792
Colorado Total:					792,792
Florida
Young Pines and Curry Ford Rd, Orange County					132,422
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr, St. Augustine					228,254
Florida Total:					652,964
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
Louisiana
Ambassador Caffery at W. Congress, Lafayette					34,848
Louisiana Total:					34,848
Nevada
SWC Highway 215 at Decatur, Las Vegas					673,002
Nevada Total:					673,002
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh					510,959
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,637,420
North Carolina Total:					4,722,339
Tennessee
Poplar Avenue and Ridgeway Road, Memphis					53,579
Tennessee Total:					53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					394,218
River Pointe Drive at Interstate 45, Conroe					72,745
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
Citadel Plaza at 610 North Loop, Houston					137,214
East Orem, Houston					121,968
Kirkwood at Dashwood Drive, Houston					321,908

Weingarten Realty Investors
Property Listing
As of March 31, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Mesa Road at Tidwell, Houston					105,501
Northwest Freeway at Gessner, Houston					117,612
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,560,319
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd at A.W. Grimes Blvd, Round Rock					100,188
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd, San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					15,367,407
Utah
South 300 West & West Paxton Avenue, Salt Lake City					201,683
Utah Total:					201,683

Total Unimproved Land					27,464,018